SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): July 27, 2006

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GENESIS REALTY GROUP, INC.

(Exact name of small business issuer as specified in its charter)

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Florida	65-0963722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

135 East 57th Street, 26th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 406-4954
(Issuer’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.01. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Effective July 27, 2006, Michael D. Farkas resigned as a member of the Board of Directors of the Company. This resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial statements of business acquired:

None

(b) Exhibits

Number	Exhibit
17.1	Resignation Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS REALTY GROUP, INC.

By:	/s/ Jeffrey Glick
Jeffrey Glick
President

Dated: August 7, 2006